SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2007

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 8, 2007, New Century Bancorp, Inc. (the “Registrant”), the holding company for New Century Bank and New Century Bank South, announced financial results for the third quarter ended September 30, 2007. For the third quarter, the Registrant reported a net loss of $274,000 compared to net income of $1.1 million for the same period in 2006. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2007, including a table of selected financial information, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in, or incorporated by reference into, Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

The Board of Directors of New Century Bank has entered into a Memorandum of Understanding with the FDIC and the North Carolina Commissioner of Banks as a result of the joint examination by the FDIC and the North Carolina Commissioner’s Office commenced on April 30, 2007. The Memorandum of Understanding sets forth certain actions required to be taken by management of New Century to rectify unsatisfactory conditions identified by the federal and state banking regulators. The primary issues to be addressed by management relate to the bank’s lending function, including conducting extensive loan risk rating reviews; addressing problem loans and enhancing the credit administration department; improving loan documentation, policies and procedures; and correcting known violations of rules, regulations and policies.

The Board of Directors of New Century Bank believes that implementation of the provisions of the Memorandum of Understanding will be beneficial to the bank’s future operations and has agreed with the regulators to cause the bank to move in good faith for a complete and timely response to the elements of the Memorandum.

No regulatory action is currently anticipated with respect to the Registrant’s other banking subsidiary, New Century Bank South, Fayetteville, North Carolina.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated November 8, 2007 with respect to Registrant’s financial results for the third quarter ended September 30, 2007

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President and Chief Financial Officer

Dated: November 14, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release